UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Definitive Proxy Statement.

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Definitive Additional Materials.

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Soliciting Material Pursuant to § 240.14a-12.

FS Global Credit Opportunities Fund — ADV
FS Global Credit Opportunities Fund — T
FS Global Credit Opportunities Fund — A
FS Global Credit Opportunities Fund — D
FS Global Credit Opportunities Fund — T2

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FS Global Credit Opportunities Fund

[DATE]

Dear Fellow Shareholder,

As President and CEO of FS Global Credit Opportunities Fund, I want to remind you that we need your vote on the proposal outlined in the proxy materials sent on February 1, 2019. Please vote your shares today.

The fund’s board of trustees unanimously recommends you vote in favor of the proposal.

Your vote FOR the proposal will approve a new investment advisory agreement that:

•	Reduces the base management fee

•	Lowers the incentive fee and hurdle rate[1]

•	Aligns the fee structure with that of competitive funds

Please complete, date and sign the enclosed proxy card and return it in the envelope provided. If you prefer, you can vote by phone or electronically as described below.

Voting now will help save time, money and energy for you and the fund by avoiding additional mailings and calls.

Thank you for your time, attention and trust.

Sincerely,

Michael Forman

President and Chief Executive Officer

FS Global Credit Opportunities Fund

Please vote today!

BY MAIL	BY PHONE	BY COMPUTER
With the enclosed	Live agent	www.proxyvote.com
proxy card	1-844-858-7386
Automated recording
1-800-690-6903

1	Lowering the hurdle rate will increase the probability that the fund’s investment adviser will be eligible to receive certain incentive fees earlier than it would have been eligible to receive such fees under the current advisory agreement.

201 Rouse Boulevard Philadelphia, PA 19112	(Continued on back)

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of FS Global Credit Opportunities Fund (the “Master Fund”), FS Global Credit Opportunities Fund–A, FS Global Credit Opportunities Fund–ADV, FS Global Credit Opportunities Fund–D, FS Global Credit Opportunities Fund–T and FS Global Credit Opportunities Fund–T2 (each, a “Feeder Fund” and collectively, the “Feeder Funds” and together with the Master Fund, the “Funds”). Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to the Funds’ operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in the Funds’ operating area, failure to obtain requisite shareholder approval for the Master Fund Proposal (as defined below) set forth in the Proxy Statement (as defined below), unexpected costs, charges or expenses resulting from the proxy solicitation or business of or involving the Funds, and failure to realize the anticipated benefits of the Master Fund Proposal involving the Funds. Some of these factors are enumerated in the filings the Funds made with the Securities and Exchange Commission (the “SEC”) and are also contained in the Proxy Statement. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Funds undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication relates to a proxy solicitation for which the shareholders of each Feeder Fund are being asked to approve a new investment advisory agreement between the Master Fund and FS Global Advisor, LLC, the investment adviser to the Master Fund (the “Master Fund Proposal”). In connection with the Master Fund Proposal, each Feeder Fund has filed relevant materials with the SEC, including a proxy statement which describes the Master Fund Proposal (the “Proxy Statement”). This communication does not he solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. SHAREHOLDERS OF THE FUNDS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS AND THE MASTER FUND PROPOSAL. Investors and security holders are able to obtain the documents filed with the SEC free of charge at the SEC’s website, www.sec.gov, and from the Master Fund’s website at www.fsinvestments.com.

PARTICIPANTS IN THE SOLICITATION

The Funds and their respective trustees, executive officers and certain other members of management and employees, including employees of FS Investments and its affiliates, may be deemed to be participants in the solicitation of proxies from the shareholders of the Funds in connection with the Master Fund Proposal. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Funds’ shareholders in connection with the Proposals is contained in the Proxy Statement. This document may be obtained free of charge from the sources indicated above.

FS Global Credit Opportunities Fund

[DATE]

Your vote is missing!

FS Global Credit Opportunities Fund is hosting a special meeting of shareholders on April 18, 2019. It’s important that we hear from you on the proposal outlined in the proxy materials we sent you.

The fund’s board of trustees unanimously recommends that you vote in favor of the proposal.

Your vote FOR the proposal will approve a new investment advisory agreement that:

•	Reduces the base management fee

•	Lowers the incentive fee and hurdle rate[1]

•	Aligns the fee structure with that of competitive funds

Please vote today!

BY MAIL	BY PHONE	BY COMPUTER
With the enclosed	Live agent	www.proxyvote.com
proxy card	1-844-858-7386
Automated recording
1-800-690-6903

1	Lowering the hurdle rate will increase the probability that the fund’s investment adviser will be eligible to receive certain incentive fees earlier than it would have been eligible to receive such fees under the current advisory agreement.

201 Rouse Boulevard Philadelphia, PA 19112	(Continued on back)

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of FS Global Credit Opportunities Fund (the “Master Fund”), FS Global Credit Opportunities Fund–A, FS Global Credit Opportunities Fund–ADV, FS Global Credit Opportunities Fund–D, FS Global Credit Opportunities Fund–T and FS Global Credit Opportunities Fund–T2 (each, a “Feeder Fund” and collectively, the “Feeder Funds” and together with the Master Fund, the “Funds”). Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to the Funds’ operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in the Funds’ operating area, failure to obtain requisite shareholder approval for the Master Fund Proposal (as defined below) set forth in the Proxy Statement (as defined below), unexpected costs, charges or expenses resulting from the proxy solicitation or business of or involving the Funds, and failure to realize the anticipated benefits of the Master Fund Proposal involving the Funds. Some of these factors are enumerated in the filings the Funds made with the Securities and Exchange Commission (the “SEC”) and are also contained in the Proxy Statement. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Funds undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication relates to a proxy solicitation for which the shareholders of each Feeder Fund are being asked to approve a new investment advisory agreement between the Master Fund and FS Global Advisor, LLC, the investment adviser to the Master Fund (the “Master Fund Proposal”). In connection with the Master Fund Proposal, each Feeder Fund has filed relevant materials with the SEC, including a proxy statement which describes the Master Fund Proposal (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. SHAREHOLDERS OF THE FUNDS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS AND THE MASTER FUND PROPOSAL. Investors and security holders are able to obtain the documents filed with the SEC free of charge at the SEC’s website, www.sec.gov, and from the Master Fund’s website at www.fsinvestments.com.

PARTICIPANTS IN THE SOLICITATION

The Funds and their respective trustees, executive officers and certain other members of management and employees, including employees of FS Investments and its affiliates, may be deemed to be participants in the solicitation of proxies from the shareholders of the Funds in connection with the Master Fund Proposal. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Funds’ shareholders in connection with the Proposals is contained in the Proxy Statement. This document may be obtained free of charge from the sources indicated above.

FS Global Credit Opportunities Fund

OFFICIAL NOTICE

We urgently need your vote to approve FSGCO’s proposal!

The special meeting of shareholders is fast approaching. It’s important we hear from you soon on the proposal outlined in the proxy materials we sent you.

Your vote FOR the proposal will approve a new investment advisory agreement that:

Reduces the base management fee

Lowers the incentive fee and hurdle rate1

Aligns the fee structure with that of competitive funds

Vote now before time runs out!

BY MAIL

with the enclosed proxy card

BY PHONE

Live agent 1-844-858-7386

Automated recording

1-800-690-6903

BY COMPUTER

www.proxyvote.com

1	Lowering the hurdle rate will increase the probability that the fund’s investment adviser will be eligible to receive certain incentive fees earlier than it would have been eligible to receive such fees under the current advisory agreement.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of FS Global Credit Opportunities Fund (the “Master Fund”), FS Global Credit Opportunities Fund–A, FS Global Credit Opportunities Fund–ADV, FS Global Credit Opportunities Fund–D, FS Global Credit Opportunities Fund–T and FS Global Credit Opportunities Fund–T2 (each, a “Feeder Fund” and collectively, the “Feeder Funds” and together with the Master Fund, the “Funds”). Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward -looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to the Funds’ operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in the Funds’ operating area, failure to obtain requisite shareholder approval for the Master Fund Proposal (as defined below) set forth in the Proxy Statement (as defined below), unexpected costs, charges or expenses resulting from the proxy solicitation or business of or involving the Funds, and failure to realize the anticipated benefits of the Master Fund Proposal involving the Funds. Some of these factors are enumerated in the filings the Funds made with the Securities and Exchange Commission (the “SEC”) and are also contained in the Proxy Statement. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Funds undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Isn’t your investment worth a few minutes’ time?

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication relates to a proxy solicitation for which the shareholders of each Feeder Fund are being asked to approve a new investment advisory agreement between the Master Fund and FS Global Advisor, LLC, the investment adviser to the Master Fund (the “Master Fund Proposal”). In connection with the Master Fund Proposal, each Feeder Fund has filed relevant materials with the SEC, including a proxy statement which describes the Master Fund Proposal (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. SHAREHOLDERS OF THE FUNDS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS AND THE MASTER FUND PROPOSAL. Investors and security holders are able to obtain the documents filed with the SEC free of charge at the SEC’s website, www.sec.gov, and from the Master Fund’s website at www.fsinvestments.com.

PARTICIPANTS IN THE SOLICITATION

The Funds and their respective trustees, executive officers and certain other members of management and employees, including employees of FS Investments and its affiliates, may be deemed to be participants in the solicitation of proxies from the shareholders of the Funds in connection with the Master Fund Proposal. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Funds’ shareholders in connection with the Proposals is contained in the Proxy Statement. This document may be obtained free of charge from the sources indicated above.